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			POWER OF ATTORNEY
			(1995 Form 10-K)

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints DANIEL R. NELSON and DWIGHT V. BOARD, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all such person's capacities with West One Bancorp, an Idaho corporation ("Company"), to sign Company's annual report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 19th day of January, 1995.

SIGNATURE                   TITLE

/s/Daniel R. Nelson         Chairman and Chief Executive
			    Officer and Director
			    (Principal Executive Officer)

/s/Scott M. Hayes           Executive Vice President
			    Chief Financial Officer
			    (Principal Financial Officer)

/s/Jim A. Peterson          Senior Vice President and
			    Controller
			    Principal Accounting Officer)


/s/Harry Bettis             Director



/s/Norma D. Cugini          Director



/s/William J. Deasy         Director



/s/John B. Fery             Director



/s/Stuart A. Hall           Director



/s/D. Michael Jones         Director



/s/Jack B. Little           Director



/s/Warren E. McCain         Director



/s/Douglas W. McCallum      Director



/s/Allen T. Noble           Director



/s/Philip B. Soulen         Director